Exhibit 10.62

EXECUTION COPY

AMENDMENT NUMBER NINE

to the

MASTER REPURCHASE AGREEMENT

Dated as of May 31, 2013, as Amended and Restated to and Including June 17, 2016

among

CALIBER HOME LOANS, INC.,

MORGAN STANLEY BANK. N.A.

and

MORGAN STANLEY MORTGAGE CAPITAL HOLDINGS LLC

This AMENDMENT NUMBER NINE (this “Amendment Number Nine”) is made this 22nd day of November, 2019, among CALIBER HOME LOANS, INC., a Delaware corporation (“Seller”), MORGAN STANLEY BANK, N.A., a national banking association, as buyer (“Buyer”) and MORGAN STANLEY MORTGAGE CAPITAL HOLDINGS LLC, a New York limited liability company, as agent for Buyer (“Agent”), to the Master Repurchase Agreement, dated as of May 31, 2013, as Amended and Restated to and including June 17, 2016, among Seller, Buyer and Agent, as such agreement may be amended from time to time (the “Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

RECITALS

WHEREAS, Seller, Buyer and Agent have agreed to amend the Agreement, as more specifically set forth herein; and

WHEREAS, as of the date hereof, Seller represents to Buyer and Agent that Seller is in full compliance with all of the terms and conditions of the Agreement and each other Repurchase Document and no Default or Event of Default has occurred and is continuing under the Agreement or any other Repurchase Document.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the mutual covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1. Amendment. Effective as of November 22, 2019 (the “Amendment Effective Date”),

(a) The definition of VA Renovation Loan in Section 1.01 of the Agreement is hereby amended to read in its entirety as follows:

“VA Renovation Loan” shall mean a VA Loan the purpose of which is made to purchase or refinance and repair or renovate a Mortgaged Property and such Loan complies with the VA Regulations including without limitation the “Loan for Alteration and Repair” guidelines.

(b) Section 2.05(b) of the Agreement is hereby amended to read in its entirety as follows:

(b) The Seller hereby promises to pay to the Buyer, Price Differential on the unpaid Purchase Price (and any unpaid fees, expenses and indemnity claims) of each Transaction for the period from and including the Purchase Date of such Transaction to but excluding the Termination Date of such Transaction, at a rate per annum equal to the Pricing Rate; provided, that in no event shall such rate per annum exceed the maximum rate permitted by law. Notwithstanding the foregoing, the Seller hereby promises to pay to the Buyer, interest at the applicable Post-Default Rate on any Repurchase Price and on any other amount payable by the Seller hereunder that shall not be paid in full when due (whether at stated maturity, by acceleration or by mandatory prepayment or otherwise) for the period from and including the due date thereof to but excluding the date the same is paid in full. Accrued Price Differential on each Transaction shall be payable monthly on the Payment Date each month and for the last month of the Repurchase Agreement on the Payment Date of such last month and on the Termination Date, in each case, based on the Price Differential accrued in the prior Calculation Period; provided, that the Buyer may, in its sole discretion, require accrued Price Differential to be paid simultaneously with any prepayment of Repurchase Price that is made by the Seller on a day other than the Termination Date. Interest payable at the Post-Default Rate shall accrue daily and shall be payable upon such accrual. Promptly after the determination of any interest rate provided for herein or any change therein, the Buyer (or the Agent on behalf of the Buyer) shall give notice thereof to the Seller.

(c) Section 7.13 of the Agreement is hereby amended to read in its entirety as follows:

7.13 Limitation on Distributions. The Seller shall not declare or pay any dividends upon any shares of the Seller’s stock now or hereafter outstanding, nor shall the Seller set apart assets for, a sinking or other analogous fund for the purchase, redemption, defeasance, retirement or other acquisition of any equity or partnership interest of the Seller, whether now or hereafter outstanding, or make any other distribution in respect of any of the foregoing or to any shareholder or equity owner of the Seller, either directly or indirectly, whether in cash or property or in obligations of the Seller or any of the Seller’s consolidated Subsidiaries; provided that, prior to the occurrence of a Default or Event of Default, the Seller may make such a distribution if, following such distribution, the Seller shall be in compliance with all of the terms and conditions of this Repurchase Agreement.

(d) It is acknowledged and agreed that the amendments made pursuant to Section 1 (j), (k) and (l), respectively, of Amendment Number Eight to the Agreement deleted and replaced sub-sections (f), (I) and (11), respectively, to Part 1 of Schedule 1 of the Agreement, not sub-section (i) to Part 1 of Schedule 1 of the Agreement, as stated in such Amendment Number Eight, in each case.

SECTION 2. Effectiveness. This Amendment Number Nine shall become effective as of the date that the Agent shall have received:

(a) counterparts hereof duly executed by each of the parties hereto, and

(b) counterparts of that certain Amendment Number Ten to the Pricing Side Letter, dated as of the date hereof, duly executed by each of the parties thereto.

SECTION 3. Fees and Expenses. Seller agrees to pay to Buyer and Agent all reasonable out of pocket costs and expenses incurred by Buyer or Agent in connection with this Amendment Number Nine (including all reasonable fees and out of pocket costs and expenses of Buyer’s or Agent’s legal counsel) in accordance with Sections 13.04 and 13.06 of the Agreement.

SECTION 4. Representations. Seller hereby represents to Buyer and Agent that as of the date hereof, Seller is in full compliance with all of the terms and conditions of the Agreement and each other Repurchase Document and no Default or Event of Default has occurred and is continuing under the Agreement or any other Repurchase Document.

SECTION 5. Binding Effect; Governing Law. THIS AMENDMENT NUMBER NINE SHALL BE BINDING AND INURE TO THE BENEFIT OF THE PARTIES HERETO AND THEIR RESPECTIVE SUCCESSORS AND PERMITTED ASSIGNS. THIS AMENDMENT NUMBER NINE SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF (EXCEPT FOR SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW WHICH SHALL GOVERN).

SECTION 6. Counterparts. This Amendment Number Nine may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. The parties intend that faxed signatures and electronically imaged signatures such as .pdf files shall constitute original signatures and are binding on all parties.

SECTION 7. Limited Effect. Except as amended hereby, the Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment Number Nine need not be made in the Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Agreement, any reference in any of such items to the Agreement being sufficient to refer to the Agreement as amended hereby.

[Signature Page Follows]

IN WITNESS WHEREOF, Seller, Buyer and Agent have caused this Amendment Number Nine to be executed and delivered by their duly authorized officers as of the Amendment Effective Date.

CALIBER HOME LOANS, INC.,
(Seller)

By:	/s/ Vasif T. Imtiazi
Name:	VASIF T. IMTIAZI
Title:	DEPUTY CFO, EVP

MORGAN STANLEY BANK, N.A.
(Buyer)

By:	/s/ Christopher Schmidt
Name:	Christopher Schmidt
Title:	Authorized Signatory

MORGAN STANLEY MORTGAGE CAPITAL HOLDINGS LLC
(Agent)

By:	/s/ Darius Houseal
Name:	Darius Houseal
Title:	Authorized Signatory

Amendment Number Nine to MRA